Post balance sheet events	12 Months Ended
Dec. 31, 2020
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Post balance sheet events
47. Post balance sheet events

An intention to increase the UK corporation tax rate from 19% to 25% (effective 1 April 2023) was announced in the UK Budget on 3 March 2021. Deferred taxes have been measured using appropriate rates substantively enacted at the balance sheet date. The overall effect of the proposed change to the UK corporation tax rate from 19% to 25%, if applied to the deferred tax balance at 31 December 2020, would be an increase in deferred tax assets by approximately £350 million.